UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                OCTOBER 14, 2005
                ------------------------------------------------
                Date of Report (Date of Earliest Event Reported)


                            AMES NATIONAL CORPORATION
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


           IOWA                           0-32637                42-1039071
--------------------------------------------------------------------------------
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
Incorporation or Organization)                               Identification No.)


                                405 FIFTH STREET
                                AMES, IOWA 50010
                    ----------------------------------------
                    (Address of Principal Executive Offices)


       Registrant's Telephone Number, Including Area Code: (515) 232-6251


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                         if Changed Since Last Report)

Item 2.02  Results of Operations and Financial Condition

           The following exhibit is filed as part of this Report:

             Exhibit No.                               Description
             -----------------------------------------------------------------
                 99.1                      News Release dated October 14, 2005


Item 9.    Regulation FD Disclosure

           On October 14, 2005, Ames National Corporation issued a News Release announcing financial results for the three and nine months ended September 30, 2005. A copy of the New Release is attached hereto as
           Exhibit 99.1.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              AMES NATIONAL CORPORATION


Date:  October 14, 2005                       By:  /s/ Daniel L. Krieger
                                                   -----------------------------
                                                   Daniel L. Krieger, President
                                                   (Principal Executive Officer)

                                  EXHIBIT INDEX


Exhibit No.                                             Description
--------------------------------------------------------------------------------

   99.1                                      News Release dated October 14, 2005